Quarterly Financial Data (Unaudited) (Notes)	12 Months Ended
Dec. 31, 2014
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)
The following quarterly financial data are unaudited, but in the opinion of management include all necessary adjustments, of a normal and recurring nature, for a fair statement of the interim results. Our results are subject to significant seasonal variations and interim results are not indicative of the results of operations for the full fiscal year. Our results during the third and fourth quarters are generally weaker than in the first half of the year due to increased availability of competing fruits and resulting lower banana prices, as well as seasonally lower consumption of salads in the fourth quarter, though in some years supply and demand conditions may cause different earnings patterns.
Per share results include the effect, if dilutive, of the assumed conversion of the Convertible Notes, options and other stock awards into common stock during the period presented. The effects of assumed conversions are determined independently for each respective quarter and year and may not be dilutive during every period due to variations in net income (loss) and average stock price. Therefore, the sum of quarterly per share results will not necessarily equal the per share results for the full year. For the quarters ended December 31, 2014, September 30, 2014 and March 31, 2014, the shares used to calculate diluted EPS would have been 48.5 million, 48.4 million and 48.0 million, respectively, if we had generated net income. For the quarters ended December 31, 2013 and September 30, 2013, the shares used to calculate diluted EPS would have been 47.7 million and 47.9 million, respectively, if we had generated net income.
We recorded out of period adjustments for income tax benefit (expense) in the second and fourth quarters of 2013 of $3 million and $(2) million, respectively. Adjustments in 2013 relate to 2012 and prior periods. These corrections had an insignificant effect on all affected annual and quarterly periods and line items based on a quantitative and qualitative evaluation.

2014 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$761,990	$825,847	$738,551	$763,836
Cost of sales	685,252	716,307	663,536	670,022
Gross profit	76,738	109,540	75,015	93,814
Operating income (loss)	588	36,733	(1,438)	(8,479)
Net income (loss)	(24,603)	17,836	(17,956)	(37,813)

Common stock market price:
High	$12.45	$12.64	$14.35	$14.48
Low	10.02	10.10	9.59	13.16

2013 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$774,252	$812,171	$723,062	$747,997
Cost of sales	679,151	693,346	645,170	690,761
Gross profit	95,101	118,825	77,892	57,236
Operating income (loss)	25,138	40,576	1,153	(17,022)
Net income (loss)	2,377	31,100	(17,814)	(31,478)

Common stock market price:
High	$8.25	$11.05	$13.57	$12.90
Low	6.10	7.05	11.03	9.41